                                                                   EXHIBIT 10.23


                  AIRCRAFT MORTGAGE AND SECURITY AGREEMENT
                  ----------------------------------------

     THIS AIRCRAFT MORTGAGE AND SECURITY AGREEMENT, dated as of December 21, 1995 (this "Agreement"), is between GENERAL MANUFACTURED HOUSING, INC., a Georgia corporation, ("Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("Secured Party").


                           PRELIMINARY STATEMENT:

     A. Secured Party and Debtor have entered into a Secured Credit Agreement of even date herewith (such Secured Credit Agreement, as the same may be amended, supplemented or modified from time to time, hereinafter is referred to as the "Credit Agreement") pursuant to which Secured Party has agreed to make loans and other financial accommodations to Debtor (collectively, the "Loans"), subject to the terms and conditions set forth in the Credit Agreement.

     B. One of the conditions precedent to the obligations of Secured Party under the Credit Agreement is that Debtor shall have executed and delivered this Agreement.

     NOW, THEREFORE, in order to induce Secured Party to make the Loans, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Debtor hereby agrees as follows:

     1. DEFINITIONS. All capitalized terms used but not elsewhere defined in this Agreement shall have the respective meanings ascribed to such terms in the Credit Agreement. As used in this Agreement, the following terms shall have the following meaning:

          AIRCRAFT: the Airframe together with (i) the Parts, (ii) the Engines, (iii) the Propellers, (iv) spare parts or ancillary equipment or devices used in connection therewith, (v) all flight manuals, maintenance manuals, wiring diagrams, parts catalogs, customer bulletins and service bulletins, logbooks, landing gear service manuals, training manuals and other logs, manuals and records with respect thereto and (vi) all substitutions, replacements, renewals and proceeds of any and all of the foregoing.

          AIRFRAME: collectively, (i) the Beechcraft King Air 200, Serial Number BB464, FAA Registration Number N561SS (except Engines or engines from time to time installed thereon) and (ii) any and all Parts so long as the same shall be incorporated in, installed on or attached to the Airframe, or so long as title thereto shall remain vested in Debtor after removal from the Airframe.

          ENGINES: collectively, (i) each of the two model PT6A-41 engines manufactured by Pratt & Whitney bearing serial numbers 80897 and 80900 and initially installed on the Airframe, whether or not from time to time thereafter no longer installed on the Airframe or installed on any other aircraft or airframe, each having 750 or more rated take-off horsepower, and (ii) any replacement engine which may from time to time be substituted therefor, together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto after removal from such Engine shall remain vested in Debtor.

          PARTS: all avionics, appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (excluding Engines and Propellers), which may now or from time to time be incorporated or installed in or attached to, or were provided by the manufacturer with, the Airframe or any Engine or any Propeller or, so long as title thereto shall remain vested in Debtor, if removed from such Airframe or Engine or Propeller.

          PROPELLERS: collectively, (i) each of the two Model No. HC-D4N-3A propellers manufactured by Hartzell bearing serial numbers FY848A and FY587 and initially installed on the Airframe, whether or not from time to time thereafter no longer installed on the Airframe or installed on any other aircraft or airframe, each of which is capable of absorbing 750 or more shaft horsepower, and (ii) any replacement propeller which may from time to time be substituted therefor.

     2. SECURITY INTEREST. In order to secure the performance and payment of the Liabilities, Debtor hereby grants to Secured Party a security interest in all of Debtor's right, title and interest in and to the
Aircraft. The Aircraft sometimes hereinafter is referred to as the "Collateral." The security interest of Secured Party in the Collateral shall be superior and prior to all other Liens except Permitted Prior Liens.

     3. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents and warrants to Secured Party as follows:

          3.1 CITIZENSHIP. Debtor is a citizen of the United States within the meaning of Section 101(16) of the Federal Aviation Act.

          3.2 ENGINE CAPABILITY. The Aircraft's engines have more than 750 rated take-off horsepower or its equivalent.

          3.3 PROPELLER CAPABILITY. The Aircraft's propellers are capable of absorbing 750 or more shaft horsepower.

          3.4 OWNERSHIP OF COLLATERAL. Debtor is the owner of all of the Collateral, except the portion thereof consisting of after-acquired Property, and Debtor will be the owner of such after-acquired Property, free from any Lien except for Permitted Liens.

          3.5 PLACES OF BUSINESS. The principal base of the Aircraft is the Waycross Ware County Airport in Waycross, Georgia.

          3.6 FINANCING STATEMENTS. Except for the financing statements of Secured Party and the financing statement showing NationsBank of Georgia, N.A. as a secured party, a termination statement for which will be delivered to Secured Party on the date hereof, no financing statement covering any Collateral or any proceeds thereof is on file in any public office.

     4. AFFIRMATIVE COVENANTS. Until all of the Liabilities are paid and performed in full, Debtor agrees that it will:

          4.1 TAXES. Pay or cause to be paid promptly when due all taxes, levies, assessments and governmental charges upon and relating to any of the Collateral or otherwise for which Debtor is or may be liable, except to the extent that the failure to pay any of such taxes, levies, assessments or charges is permitted by the Credit Agreement.

          4.2 INSURANCE. At its sole expense, maintain or cause to be maintained in full force and effect at all times such insurance with respect to the Collateral as may be required by law or otherwise by Secured Party.

          4.3  COLLATERAL.

               4.3.1 MAINTENANCE. At its own expense, cause the Aircraft to be maintained, serviced, repaired, overhauled and tested, and cause all parts, replacements, mechanisms, devices and servicing required therefor to be furnished, so that the value, condition and operating efficiency thereof will at all times be maintained and preserved, at not less than the level required by any governmental body having jurisdiction with respect thereto, and, in any case, the level necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the Federal Aviation Act, or as shall be required by any and all applicable FAA Airworthiness Directives, Operators Letters and Service Bulletins.

               4.3.2 INSURANCE REQUIREMENTS. Cause the Collateral at all times to be maintained in accordance with the requirements of all insurance carriers which provide insurance with respect to such Collateral so that such insurance shall remain in full force and effect.

               4.3.3 REGISTRATION. Cause the Aircraft to be and remain at all times duly registered in the name of Debtor in accordance with the Federal Aviation Act.

               4.3.4  BOOKS  AND  RECORDS.   Cause  all  books, records  and
          materials required by the FAA to be maintained with respect to the Aircraft.

               4.3.5 OPERATION. Cause the Aircraft to be used in compliance with all federal, state and local laws, ordinances, requirements and regulations and all judgments, orders, injunctions and decrees applicable thereto.

          4.4 FINANCING STATEMENTS, FURTHER ASSURANCES. Concurrently with the execution of this Agreement, and from time to time hereafter as requested by Secured Party, execute and deliver to Secured Party such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents, in form satisfactory to Secured Party, as Secured Party may require to perfect and continue in effect the security interest of Secured Party granted pursuant to this Agreement, to carry out the purposes of this Agreement and to protect Secured Party's rights hereunder. Debtor, upon demand, shall pay the cost of filing all such financing statements, continuation statements, termination statements, amendments to any of the foregoing and other documents.

     5.   NEGATIVE  COVENANTS.   Until  all  of the Liabilities are paid and
performed in full, Debtor agrees that it will not:

          5.1  SALES AND TRANSFER OF COLLATERAL.   Sell,  lease,  assign  or
     otherwise dispose of any of the Collateral.

          5.2 LOCATIONS.   Change or permit to be changed the principal base
     of the Aircraft.

          5.3 OPERATION OF AIRCRAFT.   Operate  the  Aircraft  or permit the
     Aircraft to be operated (i) outside the continental United States, (ii) in any area excluded from coverage by any insurance required by the terms of Section 4.2 hereof, (iii) in any way other than in a careful and proper manner by competent and duly qualified personnel, (iv) in violation of any governmental laws, rules and regulations relating thereto, the requirements of the insurance policies required by Section
     4.2 hereof or the manufacturer's or supplier's instructions or manuals with respect to the Aircraft or (v) in any jurisdiction which is not a signatory to the Geneva Convention on International Recognition of Rights in Aircraft or in any area of recognized or threatened hostilities.

          5.4 CHANGES TO AIRCRAFT. Make, authorize or permit to be made any improvement, change, addition or alteration to the Aircraft if such improvement, change, addition or alteration will impair the originally intended function or use of the Aircraft, impair the value of the Aircraft as it existed immediately prior to such improvement, change, addition or alteration, or violate any applicable governmental rule, regulation or standard.

     6. PROTECTION OF COLLATERAL. In the event of any failure of Debtor to (i) maintain in force and pay for any insurance or bond which Debtor is required to provide pursuant to this Agreement or the other Collateral Documents, (ii) keep the Aircraft in good repair and operating condition,
(iii) keep the Collateral  free  from  all Liens except for Permitted Liens,
(iv) pay when due all taxes, levies and assessments on or in respect of the Collateral, except as permitted pursuant to the terms of Section 4.1 above,
(v) make all payments and perform all acts on the part of Debtor to be paid or performed with respect to any of the Collateral, including, without limitation, all expenses of protecting, storing, warehousing, insuring, handling and maintaining the Aircraft, and (vi) keep fully and perform promptly any other of the obligations of Debtor under this Agreement or the other Collateral Documents with respect to the Collateral, Secured Party, at its option, may (but shall not be required to) procure and pay for such insurance, place such Collateral in good repair and operating condition, pay or contest or settle such Liens or taxes or any judgments based thereon or otherwise make good any other aforesaid failure of Debtor. Debtor shall reimburse Secured Party immediately upon demand for all sums paid or advanced on behalf of Debtor for any such purpose, together with all costs, expenses and attorneys' fees paid or incurred by Secured Party in connection therewith and interest at the Default Rate on all sums so paid or advanced from the date of such payment or advancement until repaid to Secured Party. All such sums paid or advanced by Secured Party, with interest thereon, immediately upon payment or advancement thereof, shall be deemed to be part of the Liabilities secured hereby.

     7. EVENT OF DEFAULT. Debtor shall be in default under this Agreement upon the occurrence of an Event of Default under the Credit Agreement.

     8.   REMEDIES  UPON  DEFAULT.   Upon  the occurrence  of  an  Event  of
Default:

          8.1 RIGHTS OF SECURED PARTY. Secured Party shall have all of the rights and remedies of a secured party under the Code and the Federal Aviation Act and all other rights and remedies accorded to Secured Party at equity or law with respect to the Collateral, including, without limitation, the right to apply for and have a receiver appointed by a court of competent jurisdiction to manage, protect and preserve the Collateral and to continue operating and using the Collateral. Any notice of sale or other disposition of Collateral given not less than 10 Business Days prior to such proposed action shall constitute reasonable and fair notice of such action. To the extent permitted by applicable law, Secured Party may postpone or adjourn any such sale from time to time by announcement at the time and place of sale stated in the notice of sale or by announcement of any adjourned sale, without being required to give a further notice of sale. Any such sale may be for cash or, unless prohibited by applicable law, upon such credit or installment terms as Secured Party shall determine. To the extent permitted by applicable law, Debtor shall be credited with the net proceeds of such sale only when such proceeds actually are received by Secured Party. Despite the consummation of any such sale, Debtor shall remain liable for any deficiency on the Liabilities which remains outstanding following any such sale. All net proceeds received pursuant to a sale shall be applied in the manner set forth in Section 7.3 of the Credit Agreement.

          8.2 ASSEMBLY OF COLLATERAL. Upon the request of Secured Party, Debtor shall assemble and make the Collateral available to Secured Party at a place within the state of Georgia designated by Secured Party.

          8.3 PROCEEDS. At the request of Secured Party, Debtor shall hold all proceeds of the Collateral collected by Debtor in trust for Secured Party, and promptly upon receipt thereof, turn over such proceeds to Secured Party in the exact form in which they were received.

All monies received by Secured Party pursuant to this Section 8 shall be applied by Secured Party in accordance with the applicable provisions of
Section 7.3 of the Credit Agreement.

     9. POWER OF ATTORNEY. To effectuate the rights and remedies of Secured Party under this Agreement, Debtor hereby irrevocably appoints Secured Party its attorney-in-fact, in the name of Debtor or in the name of Secured Party, to execute and file from time to time financing statements, continuation statements, termination statements and amendments thereto, covering the Collateral, in form satisfactory to Secured Party. The power of attorney granted pursuant to this Section 9 is coupled with an interest and shall be irrevocable until all of the Liabilities have been paid and performed in full.

     10.  CERTAIN AGREEMENTS OF DEBTOR.

          10.1 WAIVER OF NOTICE. Debtor hereby waives notice of the acceptance of this Agreement and, except as otherwise specifically provided in Section 8.1 above or in the Credit Agreement, all other notices, demands or protests to which Debtor otherwise might be entitled by law (and which lawfully may be waived) with respect to this Agreement, the Liabilities and the Collateral.

          10.2  RIGHTS  OF  SECURED PARTY.  Debtor agrees that Secured Party
     (i) shall have no duty, beyond the duty to act in a commercially reasonable manner to protect the Collateral in any action it takes with respect to the Collateral, as to the collection or protection of the Collateral or any income thereon, (ii) may exercise the rights and remedies of Secured Party with respect to the Collateral without resort or regard to other security or sources for payment and (iii) shall not be deemed to have waived any of the rights or remedies granted to Secured Party hereunder unless such waiver shall be in writing and shall be signed by Secured Party.

          10.3 NO DELAY; SINGLE OR PARTIAL EXERCISE PERMITTED. No delay or omission on the part of Secured Party in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no single or partial exercise of any right or remedy shall preclude any other or further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or single or partial exercise of any right or remedy shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

     11. RIGHTS CUMULATIVE. All rights and remedies of Secured Party pursuant to this Agreement, the Credit Agreement or otherwise, shall be cumulative and non-exclusive, and may be exercised singularly or concurrently.

     12. SEVERABILITY. In the event that any provision of this Agreement is deemed to be invalid by reason of the operation of any law, including, but not limited to, the rules, regulations and policies of the FAA, or by reason of the interpretation placed thereon by any governmental body, this Agreement shall be construed as not containing such provision and the invalidity of such provision shall not affect the validity of any other provisions hereof, and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

     13.  NOTICES.   All  notices  and  communications  under this Agreement
shall  be  in writing and delivered in the manner set forth  in  the  Credit
Agreement.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of Secured Party and Debtor.

     15. CAPTIONS. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     16.  COUNTERPARTS.   This  Agreement  may  be executed in one  or  more
counterparts, each of which shall be deemed to be an original, but all of which, when taken together, shall be one and the same instrument.

     17. SURVIVAL OF AGREEMENT; TERMINATION. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Credit Agreement and shall continue in full force and effect until the Liabilities are paid and performed in full.

     18. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. SECURED PARTY MAY ENFORCE ANY CLAIM ARISING OUT OF THIS AGREEMENT, ANY COLLATERAL OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR ARISING FROM OR RELATED TO ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT IN ANY STATE OR FEDERAL COURT HAVING SUBJECT MATTER JURISDICTION AND LOCATED IN CHICAGO, ILLINOIS. FOR THE PURPOSE OF ANY ACTION OR PROCEEDING INSTITUTED WITH RESPECT TO ANY SUCH CLAIM, DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND ALSO HAS IRREVOCABLY DESIGNATED THE PERSON WHOSE NAME AND ADDRESS ARE SET FORTH IN THE CREDIT AGREEMENT TO RECEIVE FOR AND ON BEHALF OF DEBTOR SERVICE OF PROCESS IN ILLINOIS. DEBTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF SAID COURTS BY MAILING A COPY THEREOF, BY REGISTERED MAIL, POSTAGE PREPAID, TO DEBTOR AND AGREES THAT SUCH SERVICE, TO THE FULLEST EXTENT PERMITTED BY LAW, (A) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON IT IN ANY SUCH SUIT, ACTION OR PROCEEDING AND (B) SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON AND PERSONAL DELIVERY TO IT. NOTHING HEREIN CONTAINED SHALL AFFECT THE RIGHT OF SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR PRECLUDE SECURED PARTY FROM BRINGING AN ACTION OR PROCEEDING IN RESPECT HEREOF IN ANY OTHER COUNTRY, STATE OR PLACE HAVING JURISDICTION OVER SUCH ACTION. DEBTOR IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT LOCATED IN CHICAGO, ILLINOIS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH

PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THE FOREGOING OR ARISING FROM ANY CREDIT RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     19. GOVERNING LAW; INTERPRETATION. THIS AGREEMENT HAS BEEN DELIVERED AT CHICAGO, ILLINOIS, AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAW. WHEREVER POSSIBLE, EACH PROVISION OF THIS AGREEMENT SHALL BE INTERPRETED IN SUCH MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS AGREEMENT SHALL BE PROHIBITED BY OR INVALID UNDER SUCH LAW, SUCH PROVISION SHALL BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR INVALIDITY, WITHOUT INVALIDATING THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS AGREEMENT.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by both of the parties hereto by a duly authorized officer of each such party on the date first set forth above.


                                   GENERAL MANUFACTURED HOUSING, INC.


                                   By:     /s  Gary M. Brost
                                          --------------------------------
                                   Name: Gary M. Brost
                                   Its: President



                                   Attention:  Samuel P. Scott

                                   Telecopy:    (912) 285-1397
                                   Telephone:  (912) 285-5065


                                   FIRST SOURCE FINANCIAL LLP

                                   By:  First Source Financial, Inc., its
                                        Agent/Manager


                                        By:   /s/  Edwar A. Szarbowicz, Jr.
                                             -------------------------------
                                        Name: Edward A. Szarbowicz. Jr.
                                        Its: Vice President

                                   2850 West Golf Road
                                   5th Floor
                                   Rolling Meadows, Illinois 60008
                                   Attention:  Contract Administration
                                   Telecopy: (708) 734 7911
                                   Telephone: (708) 734-4040